Exhibit 99.1

FLUIDIGM AND OPGEN ENTER INTO STRATEGIC AGREEMENT TO DEVELOP MULTI-DRUG RESISTANCE TESTING KITS AND EQUIPMENT

Five-Year Agreement Expands on Prior Supply Agreement

SOUTH SAN FRANCISCO, Calif. and GAITHERSBURG, Md. – July 13, 2015 – Fluidigm Corporation (NASDAQ:FLDM) and OpGen, Inc. (NASDAQ:OPGN) today announced an expanded relationship and new agreement that includes collaborating on the development of test kits and custom analytic instruments for identification, screening and surveillance testing of multi-drug resistance organism (MDRO) genes of pathogens, such as bacteria, fungi and viruses.

The agreement establishes a framework for Fluidigm and OpGen to develop MDRO tests utilizing Fluidigm components and instruments, initially based on Fluidigm's Juno™ instrument for automating SNP genotyping assays and Fluidigm's Biomark™ system for endpoint and real-time PCR detection.  Fluidigm and OpGen plan to cooperate on quality, regulatory and compliance as needed.  The initial term of the agreement is for five years with the potential to extend for an additional five-year term.

OpGen President Kevin Krenitsky, MD, said, "We are excited to expand our strategic collaboration with Fluidigm. We anticipate working together to develop improved solutions and workflows for testing multi-drug resistant organisms and other pathogens. Our Acuitas® MDRO Gene Test and Resistome Test both utilize Fluidigm microfluidic technologies. With this expanded relationship, OpGen anticipates developing customized solutions for our CLIA lab customers, strategic partners and testing laboratories globally."

"The rise of multi-drug resistant organisms is a major health issue globally. In addition to OpGen's pioneering work in this field, our two companies intend to work together to address these needs and to seek government funding for development of new products based on Fluidigm's microfluidic technologies and OpGen's molecular testing services and products, including molecular information analytics," said Steve McPhail, Fluidigm General Manager, Production Genomics.

About MDROs

Multi-drug resistant organisms (MDROs) are mainly common bacteria that have developed resistance to multiple classes of antibiotics. They are a leading cause of hospital-acquired infections and are associated with an increase in morbidity and mortality. Each year, more than two million Americans acquire infections that are resistant to antibiotics. Asymptomatic carriers are at a higher risk of an MDRO infection and become reservoirs for transmission to other patients in health care systems if not accurately identified early. Since there are many types of antibiotic resistant organisms, and the way they cause disease is dictated by their genetics, knowing the exact genetic profile of these organisms is a key step to preventing their ability to infect.

Use of Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to OpGen's product development plans, and objectives, expectations and/or strategies relating to such product development efforts. Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including challenges inherent in developing, manufacturing, launching, marketing, and selling new products; and OpGen's sales, marketing, manufacturing, and distribution capabilities. Information on these and additional risks affecting OpGen's business and operating results are contained in its filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, and other filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof and OpGen disclaims any obligation to update these statements except as may be required by law.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to Fluidigm's product and marketing plans, objectives, expectations and/or strategies. Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including the potential impact on the collaboration announced today of risks relating to Fluidigm's previously disclosed intent to register with the United States Food & Drug Administration (FDA) as a medical device manufacturer and to seek certain clearances and approvals from the FDA and other regulatory authorities; challenges inherent in developing, manufacturing, launching, marketing, and selling new products; Fluidigm's sales, marketing, manufacturing, and distribution capabilities; and interruptions or delays in the supply of components or materials for, or manufacturing of, its products. Information on these and additional risks affecting Fluidigm's business and operating results are contained in its filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, and other filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof and Fluidigm disclaims any obligation to update these statements except as may be required by law.

About OpGen

OpGen, Inc. is an early commercial-stage company using molecular testing and bioinformatics to assist healthcare providers in combating multi-drug resistant bacterial infections. The company's products and services are being developed to enable the rapid identification of hospital patients who are colonized or infected with life-threatening, multi-drug resistant organisms, or MDROs. The company's products include the Acuitas MDRO Gene Test, the Acuitas Resistome and Whole Genome Sequencing Tests and the Acuitas Lighthouse MDRO Management System. In addition, the company has more than 10 years of experience mapping microbial, plant and human genomes. Learn more at www.opgen.com.

Acuitas® and OpGen® are trademarks of OpGen, Inc.

About Fluidigm

Fluidigm (NASDAQ:FLDM) develops, manufactures, and markets life science analytical and preparatory systems for growth markets such as single-cell biology and production genomics. We sell to leading academic institutions, clinical laboratories, and pharmaceutical, biotechnology, and agricultural biotechnology companies worldwide. Our systems are based on proprietary microfluidics and multi-parameter mass cytometry technology, and are designed to significantly simplify experimental workflow, increase throughput, and reduce costs, while providing excellent data quality. Fluidigm products are provided for Research Use Only. Not for use in diagnostic procedures.

We use our website (www.fluidigm.com), corporate Twitter account (@Fluidigm), Facebook page (https://www.facebook.com/Fluidigm), and LinkedIn page (https://www.linkedin.com/company/fluidigm-corporation) as channels of distribution of information about our products, our planned financial and other announcements, our attendance at upcoming investor and industry conferences, and other matters. Such information may be deemed material information and we may use these channels to comply with our disclosure obligations under Regulation FD. Therefore, investors should monitor our website and our social media accounts in addition to following our press releases, SEC filings, public conference calls, and webcasts.

For more information, please visit: www.fluidigm.com

Fluidigm, the Fluidigm logo, BioMark, and Juno are trademarks or registered trademarks of Fluidigm Corporation.

For more information, please contact:

OpGen
Michael Farmer
Director, Marketing
(240) 813-1284
mfarmer@opgen.com
InvestorRelations@opgen.com

Investors
LHA
Kim Sutton Golodetz
(212) 838-3777
kgolodetz@lhai.com
or
Bruce Voss
(310) 691-7100
bvoss@lhai.com

Media
Lisa Guiterman
(301) 217-9353
lisa.guiterman@gmail.com

Fluidigm
Howard High
Fellow, Corporate Communication and Press Relations
Fluidigm Corporation
650.266.6081 (office)
510.786.7378 (mobile)
howard.high@fluidigm.com